SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

March 19, 2003

THE WALT DISNEY COMPANY
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OF JURISDICTION OF INCORPORATION)

1-11605	95-4545390
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

500 South Buena Vista Street Burbank, California	91521
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(818) 560-1000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not applicable
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.       Other Events and Required FD Disclosure.

                   Annual Meeting.  On March 19, 2003, the Registrant held its 2003 annual meeting of shareholders in Denver, Colorado.  During the meetings, presentations were made by Michael D. Eisner, Chairman of the Board and Chief Executive Officer; Robert A. Iger, President and Chief Operating Officer; and Thomas O. Staggs, Senior Executive Vice President and Chief Financial Officer of the Registrant.  The Company issued a press release in connection with the annual meeting, which included the prepared texts for the presentations made at the meeting.  A copy of the press release is attached hereto as Exhibit 99(a).

                  The Registrant believes that certain statements in the press release and the presentation texts may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made.  Actual results may differ materially from those expressed or implied.  Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant’s filings with the US Securities and Exchange Commission, including the Registrant’s annual report on Form 10-K for the year ended September 30, 2002.

Item 7.       Financial Statements and Exhibits.

(c)              Exhibits

                   99(a)           Press release of the Registrant, dated March 19, 2003.

SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ DAVID K. THOMPSON

David K. Thompson Senior Vice President Assistant General Counsel

Dated: March 19, 2003